UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019 (March 11, 2019)

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other urisdiction of incorporation or organization)	001-36369 (Commission File Number)	26-3136483 (I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY STATEMENT

This Current Report on Form 8-K/A (the “Form 8-K/A”) is provided by Bluerock Residential Growth REIT, Inc. (the “Company”) for the sole purpose of amending the Item 4.01(b) disclosure in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2019 (the “Form 8-K”) to specify the date of the engagement of the Company’s current independent registered public accounting firm. All other disclosures in the Form 8-K remain unchanged, and this Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b)   New independent registered public accounting firm

As previously reported in the Form 8-K, on March 11, 2019, the Audit Committee of the Board of Directors of the Company approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2019. The appointment was subject to completion by Grant Thornton of its standard client acceptance procedures and execution of an engagement letter.

On April 18, 2019, the Company entered into an engagement letter to formally engage Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and during the interim period through April 18, 2019, the Company has had no consultations with Grant Thornton concerning: (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K; or (c) any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: April 24, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Financial Officer and Treasurer